SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2006

TITAN GLOBAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in its Charter)

Utah	000-32847	87-0433444
(State of Incorporation)	(Commission File Number)	(IRS Employer ID)

44358 Old Warm Springs Boulevard
Fremont, California 94538
(Address of principle executive offices)
(510) 824-1200
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Copies to:
Gregory Sichenzia, Esq.
Thomas Rose, Esq.
Sichenzia Ross Friedman Ference LLP
1065 Avenue of the Americas
New York, New York 10018
Phone: (212) 930-9700
Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On September 12, 2006, Titan Global Holdings (“Titan”) entered into an Option/Purchase Agreement with Laurus Master Fund, Ltd. (“Laurus”) pursuant to which Laurus granted to Titan the option to repurchase an aggregate of 1,250,000 shares of common stock of Titan which are held by Laurus. In consideration of the grant of the option, Titan agreed to pay to Laurus $500. The Option is exercisable at a purchase price of $500. The exercise of the Option is subject to the prior repayment, on or before December 31, 2006, of all outstanding amounts owed by Titan to Laurus pursuant to those certain secured revolving note dated November 20, 2003, minimum borrowing note dated November 20, 2003, convertible term note dated March 30, 2004 and convertible term note dated November 20, 2003, in each case issued by Titan to Laurus.

Also, on September 12, 2006, Titan and Laurus entered into a letter agreement pursuant to which Laurus agreed for a period of two years, commencing on September 12, 2006, that without the prior written consent of Titan, Laurus will not sell any shares of common stock of Titan during a twenty two (22) day trading period in a number that exceeds twenty percent (20%) of the aggregate dollar trading volume of the Common Stock for the twenty two (22) day trading period immediately preceding and including the date of such proposed sales by Laurus. Such restriction, however, is not applicable to transfers in a private transaction, including as a bona fide gift or gifts, provided that the transferee thereof agrees to be bound in writing by the restrictions contained in the letter agreement.

On September 13, 2006, Titan issued a press release with respect to the foregoing. A copy of the press release is filed with this current report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statements of business acquired.
Not applicable

(b)	Pro forma financial information
Not applicable

(c)	Exhibits.

Exhibit	Description
Number

10.1	Option/Purchase Agreement by and between Laurus Master Fund, Ltd and Titan Global Holdings, Inc. dated September 12, 2006

10.2	Letter Agreement by and between Laurus Master Fund, Ltd and Titan Global Holdings, Inc. dated September 12, 2006

99.1	Press Release dated September 13, 2006

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned, thereunto duly authorized.

TITAN GLOBAL HOLDINGS, INC.

By:	/s/ Bryan Chance
Bryan Chance
President, Chief Executive Officer and Chief Financial Officer

Date: September 18, 2006